Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

7. Goodwill and Intangible Assets

The carrying amount of goodwill is as follows:

	December 31,
	2012	2011
	(Millions)
Beginning of period	$154	$151
Acquisitions	—	3

End of period	$154	$154

The carrying value of goodwill as of December 31, 2012 and 2011 was $82 million for each of the years for our Natural Gas Services segment, $35 million for each of the years for our NGL Logistics segment, and $37 million for each of the years for our Wholesale Propane Logistics segment.

We performed our annual goodwill assessment at the reporting unit level, which is identified by assessing whether the components of our operating segments constitute businesses for which discrete financial information is available, whether segment management regularly reviews the operating results of those components and whether the economic and regulatory characteristics are similar. As a result of our assessment, we concluded that the entire amount of goodwill disclosed on the consolidated balance sheet is recoverable. We used a discounted cash flow analysis to perform the assessment. Key assumptions in the analysis include the use of an appropriate discount rate, terminal year multiples, and estimated future cash flows including an estimate of operating and general and administrative costs. In estimating cash flows, we incorporate current market information, as well as historical and other factors, into our forecasted commodity prices. If actual results are not consistent with our assumptions and estimates, or our assumptions and estimates change due to new information, we may be exposed to goodwill impairment charges, which would be recognized in the period in which the carrying value exceeds fair value.

Intangible assets consist of customer contracts, including commodity purchase, transportation and processing contracts, and related relationships. The gross carrying amount and accumulated amortization of these intangible assets are included in the accompanying consolidated balance sheets as intangible assets, net, and are as follows:

	December 31,
	2012	2011
	(Millions)
Gross carrying amount	$164	$164
Accumulated amortization	(27)	(19)

Intangible assets, net	$137	$145

For the years December 31, 2012, 2011 and 2010, we recorded amortization expense of $8 million, $8 million and $5 million, respectively. As of December 31, 2012, the remaining amortization periods ranged from approximately 9 years to 23 years, with a weighted-average remaining period of approximately 18 years.

Estimated future amortization for these intangible assets is as follows:

Estimated Future Amortization
(Millions)
2013	$8
2014	8
2015	8
2016	8
2017	8
Thereafter	97

Total	$137